Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2012
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	(1.39)%	0.21%	0.61%	(11.65)%	(0.46)%
Return on equity (ratio of net income (loss) to average equity) (1)	(10.20)	1.56	4.61	(75.38)	(3.01)
Net interest rate spread (1)	3.69	4.04	4.18	4.19	4.19
Net interest margin (1)	3.76	4.11	4.26	4.28	4.29
Efficiency ratio, less goodwill impairment	105.04	87.07	78.00	90.76	80.32
Noninterest expense to average total assets, less goodwill impairment (1)	4.26	3.68	3.49	4.04	3.54
Average interest–earning assets to average interest–bearing liabilities	123.54	123.50	122.46	122.86	122.52
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	347	350	353	357	360

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$19,619	$17,679	$24,037	$24,247	$15,270
Interest-bearing deposits in other financial institutions	217,110	203,028	154,043	96,457	92,898
Securities, at fair value	81,748	75,040	81,241	92,832	94,880
Loans held-for-sale	551	505	521	1,918	1,388
Loans receivable, net	1,080,489	1,118,928	1,177,719	1,227,391	1,270,023
Other real estate owned	14,994	17,251	20,189	22,480	24,278
Stock in Federal Home Loan Bank, at cost	9,067	10,160	11,336	16,346	16,346
Premises and equipment, net	38,555	38,934	39,044	39,155	38,948
Intangible assets	3,195	3,351	3,508	3,671	26,604
Bank owned life insurance	21,562	21,453	21,333	21,207	21,066
FDIC prepaid expense	3,118	3,738	4,027	4,351	4,662
Income tax receivable	461	694	1,353	1,809	1,445
Deferred taxes, net	—	—	—	—	15,444
Other assets	9,403	11,433	10,786	11,711	10,574
Total assets	$1,499,872	$1,522,194	$1,549,137	$1,563,575	$1,633,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,278,196	$1,289,467	$1,320,580	$1,332,552	$1,352,808
Borrowings	6,946	10,081	9,995	9,322	9,253
Other liabilities	16,733	19,703	16,451	21,844	24,663
Total liabilities	1,301,875	1,319,251	1,347,026	1,363,718	1,386,724
Stockholders’ equity	197,997	202,943	202,111	199,857	247,102
Total liabilities and stockholders’ equity	$1,499,872	$1,522,194	$1,549,137	$1,563,575	$1,633,826
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$14,468	$15,824	$16,634	$17,370	$17,990
Total interest expense	1,036	1,112	1,240	1,380	1,629
Net interest income before provision	13,432	14,712	15,394	15,990	16,361
Provision for loan losses	4,453	1,745	996	9,740	7,384
Net interest income	8,979	12,967	14,398	6,250	8,977
Noninterest income	1,831	1,418	1,832	2,004	1,863
Noninterest expense	16,032	14,044	13,436	40,193	14,637
Income (loss) before income tax	(5,222)	341	2,794	(31,939)	(3,797)
Income tax expense (benefit)	—	(457)	457	15,110	(1,901)
Net income (loss)	$(5,222)	$798	$2,337	$(47,049)	$(1,896)
Basic earnings (loss) per common share	$(0.26)	$0.04	$0.12	$(2.38)	$(0.10)
Diluted earnings (loss) per common share	$(0.26)	$0.04	$0.12	$(2.38)	$(0.10)

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$548	$521	$557	$657	$699
Other fee income	374	383	385	430	381
Insurance commissions and annuities income	125	112	122	189	146
Gain on sales of loans, net	210	118	267	199	83
Loss on disposition of premises and equipment	(7)	(157)	—	—	1
Loan servicing fees	124	119	128	131	138
Amortization of servicing assets	(61)	(67)	(69)	(74)	(73)
Impairment (recovery) of servicing assets	6	(31)	(13)	17	(32)
Earnings on bank owned life insurance	109	120	126	141	165
Trust income	171	190	184	186	199
Other	232	110	145	128	156
Total noninterest income	$1,831	$1,418	$1,832	$2,004	$1,863

Noninterest Expense
Compensation and benefits	$6,333	$6,461	$6,659	$6,078	$6,229
Office occupancy and equipment	1,627	1,755	1,743	1,870	1,845
Advertising and public relations	136	217	94	60	333
Information technology	1,127	1,146	1,261	1,058	1,085
Supplies, telephone, and postage	416	408	430	434	450
Amortization of intangibles	156	157	163	367	470
Nonperforming asset management	1,728	1,117	1,240	1,430	1,267
Loss (gain) on sales of other real estate owned	(42)	54	(138)	113	16
Operations of other real estate owned	432	601	301	844	563
Write down of other real estate owned	2,352	1,036	389	2,482	1,009
FDIC insurance premiums	642	309	348	334	354
Goodwill impairment	—	—	—	23,862	—
Other	1,125	783	946	1,261	1,016
Total noninterest expenses	$16,032	$14,044	$13,436	$40,193	$14,637

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$134,474	$140,801	$144,182	$142,084	$138,510
Savings deposits	143,212	144,875	147,706	144,515	145,549
Money market accounts	346,989	347,889	343,826	345,011	350,693
Interest–bearing NOW accounts	340,425	336,629	338,269	336,531	333,188
Certificates of deposit – Retail	313,096	319,273	346,597	364,411	384,769
Certificates of deposit – Wholesale	—	—	—	—	99
Total certificates of deposit	313,096	319,273	346,597	364,411	384,868
Deposits	$1,278,196	$1,289,467	$1,320,580	$1,332,552	$1,352,808

LOANS
One–to–four family residential real estate loans	$238,810	$252,034	$262,263	$272,032	$284,814
Multi–family mortgage loans	374,164	390,112	410,341	423,615	438,858
Nonresidential real estate loans	288,976	299,567	308,094	311,641	322,167
Construction and land loans	13,774	15,391	19,283	19,852	22,195
Commercial loans	61,053	68,510	81,998	93,932	82,553
Commercial leases	121,200	121,356	124,319	134,990	145,272
Consumer loans	2,273	2,055	2,211	2,147	1,978
Total loans	1,100,250	1,149,025	1,208,509	1,258,209	1,297,837
Net deferred loan origination costs	827	781	848	908	964
Allowance for loan losses	(20,588)	(30,878)	(31,638)	(31,726)	(28,778)
Loans, net	$1,080,489	$1,118,928	$1,177,719	$1,227,391	$1,270,023

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$11,334	$14,214	$11,602	$10,709	$17,123
Multi–family mortgage loans	11,501	12,640	13,264	14,983	13,140
Nonresidential real estate loans	25,541	30,096	32,892	30,396	25,908
Construction and land loans	3,584	4,005	3,263	3,263	3,544
Commercial loans	747	3,533	3,527	2,940	4,535
Commercial leases	68	159	22	22	94
Consumer loans	6	13	8	3	—
Nonaccrual loans	52,781	64,660	64,578	62,316	64,344

Other real estate owned:
One–to–four family residential real estate loans	2,420	3,365	4,251	5,328	3,991
Multi–family real estate	1,985	2,645	3,005	3,655	4,252
Nonresidential real estate	4,244	4,496	4,756	4,905	5,947
Land	1,761	1,665	1,712	2,237	3,203
Other real estate owned	10,410	12,171	13,724	16,125	17,393
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	63,191	76,831	78,302	78,441	81,737

Purchased impaired loans:
One–to–four family residential real estate loans	$2,125	$2,297	$3,670	$3,941	$3,279
Multi–family mortgage loans	1,528	1,491	1,454	1,418	1,434
Nonresidential real estate loans	2,610	2,661	3,308	3,375	3,317
Construction and land loans	1,634	2,324	4,859	4,788	5,998
Commercial loans	357	677	841	1,078	1,047
Purchased impaired loans	8,254	9,450	14,132	14,600	15,075
Purchased other real estate owned:
One–to–four family residential real estate	320	535	721	327	327
Nonresidential real estate	577	927	2,264	2,546	2,771
Land	3,687	3,618	3,480	3,482	3,787
Purchased other real estate owned	4,584	5,080	6,465	6,355	6,885
Purchased impaired loans and OREO	12,838	14,530	20,597	20,955	21,960
Nonperforming assets	$76,029	$91,361	$98,899	$99,396	$103,697

Asset Quality Ratios
Nonperforming assets to total assets	5.07%	6.00%	6.38%	6.36%	6.35%
Nonperforming assets to total assets (2)	4.21	5.05	5.05	5.02	5.00
Nonaccrual loans to total loans	5.55	6.45	6.51	6.11	6.12
Nonaccrual loans to total loans (2)	4.80	5.63	5.34	4.95	4.96
Allowance for loan losses to nonaccrual loans	33.73	41.67	40.20	41.25	36.24
Allowance for loan losses to nonaccrual loans (2)	39.01	47.75	48.99	50.91	44.73

(1)	Annualized

(2)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$3,810	$1,448	$14,131	$11,305	$4,676
60 – 89 days past due	230	108	157	2,410	6,256
Matured Loans	7,801	2,553	10,008	15,582	10,138
	$11,841	$4,109	$24,296	$29,297	$21,070

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$30,878	$31,638	$31,726	$28,778	$22,963
Charge offs:
One–to–four family residential real estate loans	(3,145)	(591)	(672)	(2,689)	(584)
Multi–family mortgage loans	(2,159)	(135)	(554)	(1,893)	(842)
Nonresidential real estate loans	(5,435)	(2,202)	(433)	(686)	(12)
Construction and land loans	(806)	(185)	(47)	(249)	(121)
Commercial loans	(3,536)	(31)	(138)	(1,352)	—
Commercial leases	(68)	—	—	(72)	—
Consumer loans	(72)	(11)	(12)	(6)	(70)
	(15,221)	(3,155)	(1,856)	(6,947)	(1,629)
Recoveries:
One–to–four family residential real estate loans	7	74	111	11	33
Multi–family mortgage loans	11	96	384	1	3
Nonresidential real estate loans	7	284	31	5	5
Construction and land loans	6	58	184	—	—
Commercial loans	421	132	57	135	15
Commercial leases	—	—	—	—	—
Consumer loans	26	6	5	3	4
	478	650	772	155	60
Net (charge–offs) recoveries	(14,743)	(2,505)	(1,084)	(6,792)	(1,569)
Provision for loan losses	4,453	1,745	996	9,740	7,384
Ending balance	$20,588	$30,878	$31,638	$31,726	$28,778

Allowance for loan losses to total loans	1.87%	2.69%	2.62%	2.52%	2.22%
Net charge–off ratio (1)	5.24	0.85	0.35	2.11	0.48

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
SELECTED AVERAGE BALANCES
Total average assets	$1,504,438	$1,525,626	$1,541,815	$1,614,989	$1,651,715
Total average interest–earning assets	1,419,829	1,440,147	1,454,117	1,483,656	1,513,816
Average loans	1,125,600	1,184,803	1,236,234	1,285,153	1,304,805
Average securities	74,260	77,077	88,448	95,120	97,984
Average stock in FHLB	9,614	10,741	13,868	16,346	16,346
Average other interest–earning assets	210,355	167,526	115,567	87,037	94,681
Total average interest–bearing liabilities	1,149,304	1,166,111	1,187,446	1,207,554	1,235,588
Average interest–bearing deposits	1,141,855	1,156,355	1,178,263	1,198,045	1,225,368
Average borrowings	7,449	9,756	9,183	9,509	10,220
Average stockholders’ equity	204,857	204,709	202,935	249,659	251,923

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.05%	4.42%	4.60%	4.64%	4.71%
Average loans	4.94	5.20	5.24	5.18	5.28
Average securities	1.83	2.02	2.01	2.12	2.29
Average other interest–earning assets	0.26	0.28	0.25	0.27	0.29
Total average interest–bearing liabilities	0.36	0.38	0.42	0.45	0.52
Average interest–bearing deposits	0.35	0.38	0.41	0.45	0.52
Average borrowings	1.39	1.15	1.14	1.21	1.40
Net interest rate spread	3.69	4.04	4.18	4.19	4.19
Net interest margin	3.76	4.11	4.26	4.28	4.29
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	13.20%	13.33%	13.05%	12.78%	15.12%
Tangible equity to tangible total assets (end of period)	13.02%	13.14%	12.85%	12.58%	13.72%
Risk–based total capital ratio	19.53%	19.16%	17.93%	17.02%	17.06%
Risk–based tier 1 capital ratio	18.27%	17.90%	16.67%	15.76%	15.80%
Tier 1 leverage ratio	12.95%	13.07%	12.79%	12.30%	12.69%
Tier 1 capital	$193,517	$198,213	$197,319	$194,847	$204,282
BankFinancial FSB
Risk–based total capital ratio	16.96%	16.67%	15.56%	14.72%	14.84%
Risk–based tier 1 capital ratio	15.70	15.40	14.29	13.45	13.58
Tier 1 leverage ratio	11.13	11.25	10.97	10.48	10.91
Tier 1 capital	$166,248	$170,573	$169,242	$166,406	$175,504

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	8.79	7.53	6.62	5.52	6.64
High	9.24	7.56	7.05	8.89	8.62
Low	7.31	5.66	5.25	5.26	6.51
Book value per share	9.40	9.64	9.59	9.48	11.73
Tangible book value per share	9.24	9.47	9.42	9.31	10.46
Cash dividends declared on common stock	$0.01	$0.01	$0.01	$0.01	$0.07
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$(5,222)	$798	$2,337	$(47,049)	$(1,896)
Average common shares outstanding	21,072,966	21,072,966	21,072,966	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,157,974)	(1,209,023)	(1,233,359)	(1,257,911)	(1,325,859)
Unvested restricted stock shares	—	(3,524)	(4,334)	(7,866)	(8,667)
Weighted average common shares outstanding	19,914,992	19,860,419	19,835,273	19,807,189	19,738,440
Plus: Dilutive common shares equivalents	—	—	807	—	—
Weighted average dilutive common shares outstanding	19,914,992	19,860,419	19,836,080	19,807,189	19,738,440
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	141,000	1,881,053	2,055,553	2,075,553	2,080,553
Weighted average exercise price of anti–dilutive options	$17.21	$16.58	$16.53	$16.54	$16.54
Basic earnings (loss) per common share	$(0.26)	$0.04	$0.12	$(2.38)	$(0.10)
Diluted earnings (loss) per common share	$(0.26)	$0.04	$0.12	$(2.38)	$(0.10)

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding the provision for loan losses, other real estate owned related income and expense, nonperforming asset management expenses, acquisition expenses and goodwill impairment from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE THREE AND NINE MONTH PERIODS
ENDED SEPTEMBER 30, 2012 and 2011

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$(5,222)	$(3,797)	$(2,087)	$(4,382)
Provision for loan losses	4,453	7,384	7,194	12,983
	(769)	3,587	5,107	8,601
Adjustments:
Nonperforming asset management	1,728	1,267	4,085	3,001
Loss (gain) on sale of other real estate owned	(42)	16	(126)	(97)
Operations of other real estate owned	432	563	1,334	1,041
Other real estate owned write–downs	2,352	1,009	3,777	1,952
Acquisition expenses	—	—	—	1,761
Goodwill impairment	—	—	—	—
Adjustments	4,470	2,855	9,070	7,658
Pre–tax pre–provision earnings from core operations	$3,701	$6,442	$14,177	$16,259

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.98%	1.56%	1.24%	1.33%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2012			2011
	IIIQ	IIQ	IQ	IVQ	IIIQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$(5,222)	$341	$2,794	$(31,939)	$(3,797)
Provision for loan losses	4,453	1,745	996	9,740	7,384
	(769)	2,086	3,790	(22,199)	3,587
Adjustments:
Nonperforming asset management	1,728	1,117	1,240	1,430	1,267
Loss (gain) on sale of other real estate owned	(42)	54	(138)	113	16
Operations of other real estate owned	432	601	301	844	563
Other real estate owned write–downs	2,352	1,036	389	2,482	1,009
Goodwill impairment	—	—	—	23,862	—
Adjustments	4,470	2,808	1,792	28,731	2,855
Pre–tax pre–provision earnings from core operations	$3,701	$4,894	$5,582	$6,532	$6,442

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.98%	1.28%	1.45%	1.62%	1.56%

(1)	Annualized